UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2014

LDR HOLDING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-36095	20-3933262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13785 Research Boulevard, Suite 200 Austin, Texas 78750	78750
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (512) 344-3333

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 14, 2014, LDR Holding Corporation (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with the selling stockholders named therein (the “Selling Stockholders”) and Piper Jaffray & Co., as representative of the several underwriters named therein (the “Underwriters”), relating to an underwritten public offering (the “Offering”) of 3,972,089 shares of the Company’s common stock (the “Common Stock”), par value $0.001 per share (the “Shares”), of which 1,300,000 shares are being sold by the Company and 2,672,089 shares are being sold by the Selling Stockholders. The offering price to the public is $24.50 per share and the Underwriters have agreed to purchase the Shares from the Company and the Selling Stockholders pursuant to the Purchase Agreement at a price of $23.275 per share. Under the terms of the Purchase Agreement, the Company has granted the Underwriters a 30-day option to purchase up to 195,000 additional shares of Common Stock to cover over-allotments, and the Selling Stockholders have granted the underwriters a 30-day option to purchase up to 400,813 additional shares of Common Stock to cover over-allotments.

The Shares and any additional shares of Common Stock purchased by the Underwriters under their option will be sold pursuant to a registration statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2014 (File No. 333-194994), which was declared effective by the SEC on May 14, 2014, a registration statement on Form S-1 filed with the SEC on May 14, 2014 (File No. 333-195962), and a related prospectus filed with the SEC on May 15, 2013. The closing of the Offering and the delivery of the Shares are expected to take place on May 20, 2014, subject to the satisfaction of customary closing conditions.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01 Other Events.

On May 14, 2014 the Company issued a press release announcing that it had priced the Offering. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Purchase Agreement, dated May 14, 2014, by and among LDR Holding Corporation, the selling stockholders named therein, and Piper Jaffray & Co., as representative of the several underwriters named therein.

99.1	Press release, issued by LDR Holding Corporation, dated May14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LDR HOLDING CORPORATION

Date: May 16, 2014	By:	/s/ Robert McNamara
Name: Robert McNamara
Title: Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement, dated May 14, 2014, by and among LDR Holding Corporation, the selling stockholders named therein, and Piper Jaffray & Co., as representative of the several underwriters named therein.

99.1	Press release, issued by LDR Holding Corporation, dated May14, 2014.